Holly Energy Partners, L.P. UBS MLP Conference January 2015

Statements made during the course of this presentation that are not historical facts are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently uncertain and necessarily involve risks that may affect the business prospects and performance of Holly Energy Partners L.P. and/or HollyFrontier Corporation. Actual results may differ materially from those discussed during this presentation. Such risks and uncertainties include, but are not limited to, actions of actual or potential competitive suppliers and transporters of refined petroleum products in Holly Energy Partners’ and HollyFrontier’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies or shutdowns in refinery operations or pipelines, effects of governmental regulations and policies, the availability and cost of financing to Holly Energy Partners and HollyFrontier, the effectiveness of Holly Energy Partners’ and HollyFrontier’s capital investments, marketing and acquisition strategies, the possibility of terrorist attacks and the consequences of any such attacks, and general economic conditions. Additional information on risks and uncertainties that could affect the business prospects and performance of Holly Energy Partners and HollyFrontier are provided in the most recent reports of Holly Energy Partners and HollyFrontier filed with the Securities and Exchange Commission. All forward-looking statements included in this presentation are expressly qualified in their entirety by the foregoing cautionary statements. Holly Energy Partners and HollyFrontier undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Safe Harbor Disclosure Statement 2

Holly Energy Partners, L.P. (“HEP”) Investment Highlights  Well positioned assets serve high growth markets  Revenues are 100% fee based with no commodity ownership risk  Long-term contracts support cash flow stability  HEP benefits from strong sponsor relationship with HollyFrontier Corporation (“HollyFrontier”)  Successful execution of growth plan has resulted in consistent distribution increases  Increased focus on crude transportation for near-term growth 3

Well Positioned Assets 4

Fee-based Revenues with No Commodity Risk  Fee-based revenues  Tariffs from pipeline movements  Storage and transfer fees for terminal activity  Loading fees for loading rack activity  Capacity lease commitments  With no commodity ownership risk  HEP shippers own hydrocarbon inventory  No inventory hedging program required 5

Long Term Contracts Support Cashflow Stability  Major refiner customers have entered into long term contracts  Contracts require minimum payment obligations for volume and/or revenue commitments  Earliest contract matures in 2018 (approx. 2% of total commitments)  Minimum annualized commitments will result in approximately $270 million in revenue  Over 80% of revenues tied to long term contracts and minimum commitments Percent of Revenues from Minimum Volume Commitments(1) 60% 70% 80% 90% HEP Peer 1 Peer 2 Peer 3 Peer 4 (1) Peers include DKL, MPLX, TLLP, VLP Source: Howard Weil, Company Research (2) Revenue is calculated using 2014 total annual revenue consensus estimates. 6

HollyFrontier Business Highlights  Pure play competitive refiner  5 refineries with 443,000 bbls per day of refining capacity  High refining complexity – combined Nelson complexity of over 12.0.  Multiple sources of crude oil – all crude oil ‘WTI’ price-based  Attractive markets  Geographic: Rockies, Southwest and Mid-Continent Plains states  Advantaged crude supply: High growth Canadian, Bakken, Permian, Niobrara  Product mix: Balanced gasoline and diesel product slate plus high margin specialty lubricants  Strong Financial Performance  Historical industry leading return on invested capital among peers  Historical industry leading earnings per barrel among peers  Low debt among peers and history of conservative financial management  Investment Grade Credit Rating 7

Strategic Relationship with HollyFrontier  HEP’s assets are integral to HollyFrontier’s five refineries  Currently, subsidiaries of HFC own 37% of the MLP through limited partner interests and 2% through a general partner interest  As HFC grows, HEP is positioned to benefit by partnering with HFC to build and/or acquire supporting logistic assets  HEP generally has right of first refusal on all logistics assets HFC builds or acquires 8

Successful Execution of Growth Plan Over Time 9  Organic Growth  Increase cash flow via logical additions to existing assets, volume growth and annual contractual PPI-related revenue growth  HFC Growth  Partner with HollyFrontier to grow current asset base with projects and joint acquisitions  Partner with HollyFrontier in lubricants investment currently being evaluated  Partner with HollyFrontier to grow non-traditional asset base  Third Party Growth  Acquire third party assets and/or businesses

HEP Growth Chronology: IPO to Present 2004 2005 2006 2007 2008 2009 MLP IPO ( Jul 2004 ) Holly intermediate feedstock pipeline acquisition ( Jul 2005 ) 25 % JV with Plains for SLC pipeline ( Mar 2009 ) Holly Tulsa loading rack dropdown acquisition ( Tulsa West) ( Aug 2009 ) Holly crude oil and tankage assets acquisition ( Mar 2008 ) Alon pipeline and terminal asset acquisition ( Feb 2005 ) Holly 16 " Intermediate pipeline facilities acquisition ( Jun 2009 ) Sinclair Tulsa ( Tulsa East) & Roadrunner / Beeson acquisitions ( Dec 2009 ) Sale of 70 % interest in Rio Grande to Enterprise ( Dec 2009 ) 2010 Purchase of additional Tulsa tanks and racks ; Lovington rack ( March 2010 ) 2011 HFC Dropdown of El Dorado & Cheyenne assets ( Nov 2011 ) Holly South line expansion project ( 2007 - 08 ) Holly Corporation and Frontier Oil Corporation complete merger (July 2011) 2012 HEP purchases 75% interest in UNEV from HFC (July 2012) Tulsa interconnect pipelines (Sep 2011) 2013 Crude Gathering System Expansion (2014) 10 2014

HEP Growth Since Inception CAGR: Compound Annual Growth Rate (1) See page 22 for definitions Growing Financial Returns: 17%+ CAGR in Revenue, EBITDA, DCF(1) (data in $millions) 2005 2013 $50 $192 2005 2013 $41 $147 2005 2013 $80 $305 Revenue, 18% CAGR EBITDA, 18% CAGR DCF, 17% CAGR 11

HEP Growth: Limited Partner Distributions Distribution has been increased every quarter since IPO—40 consecutive quarters 1Distributions are split adjusted reflecting HEP’s January 2013 two-for-one unit split. *Annualized 2014 based on distributions earned YTD. Annual Distribution ($/unit) 1 12

Growth Track Record: Limited Commodity Risk 13 DPU: Distribution per unit Source: Bloomberg

Focus on Crude Transportation 14

Southeastern New Mexico Crude Gathering System Expansion System Overview - 800 miles of pipeline in Southeastern New Mexico  Provides connections to major clearing points  Centurion to Cushing  Bisti to Midland/Crane  Expands gathering footprint and lease connections  De-bottlenecking of mainline capacity  Improves flexibility to supply Navajo Refinery  Increased delivery capacity of up to 100m bpd Project Economics  Project cost: $50 mm  $7.5 million annual minimum commitments  $1.5 - $3.5mm est. annual gathering revenue Permian Production: 200 – 300m bpd growth per year expected thru 2015 Source: Goldman Sachs Investment Research 15

UNEV Pipeline Volume Growth  Though shipments have exceeded minimums for short periods of time, UNEV volumes are running at or below minimums on average  UNEV to continue contributing to DCF at minimum levels until SLC area refinery expansions completed, expected to be in 2015  UNEV Las Vegas rack expansion completed in 2014 in advance of SLC area refinery expansions doubling capacity size  An additional 10,000 bpd of volume throughput should generate approximately $12 million* of annual pipeline revenue at committed tariffs and $17 million* at spot tariffs *Revenue estimates are 100% of UNEV revenues, not a reflection of 75% interest allocable to HEP; assumes shipment to N. Las Vegas terminal only, and does not include terminal revenues 16

HEP Expected Visible Growth (1) Annual run-rate began September 1, 2014. (2) Estimate based on additional 15,000 bpd at incentive rate to Las Vegas plus customary terminaling revenue following Salt Lake City refinery expansions; approximately 25% of $15mm revenue run-rate is expected in 2015 with 100% expected in 2016. (3) Assumes 1-3% increase in PPI Finished Goods Index With minimal incremental increase in Operating Expense, visible growth is estimated to increase HEP’s annual EBITDA run rate by >15% 17 Expected Annual Incremental Revenue Expected Timing SE NM Crude Gathering $10 mm 4Q 2014(1) UNEV Volume Increase via SLC Refinery Expansions $15 mm 2015 - 2016(2) Contractual Tariff Increases $3 - $9 mm Annually (3) > $30 million

Holly Energy Partners, L.P. Investment Highlights  Well positioned assets serve high growth markets  Revenues are 100% fee based with no commodity ownership risk  Long-term contracts support cash flow stability  HEP benefits from strong sponsor relationship with HollyFrontier  Successful execution of growth plan has resulted in consistent distribution increases  Increased focus on crude transportation for near-term growth 18

Contact Information: Holly Energy Partners, L.P. (NYSE: HEP) For investor relations questions please contact: Julia Heidenreich, VP, Investor Relations Craig Biery, Investor Relations 2828 N. Harwood, Suite 1300 Dallas, Texas 75201 (214) 954-6511 investors@hollyenergy.com 19

Appendix 20

HEP Assets 21 Holly Energy Partners owns and operates substantially all of the refined product pipeline and terminaling assets that support HollyFrontier’s refining and marketing operations in the Mid-Continent, Southwest and Rocky Mountain regions of the United States.  Approximately 3,000 miles of crude oil and petroleum product pipelines including joint venture interests in UNEV Pipeline, LLC and SLC Pipeline LLC  12 million barrels of refined product and crude oil storage  26 terminals and loading rack facilities in 9 Western and Mid-Continent states  25% joint venture interest in SLC Pipeline LLC — a 95- mile crude oil pipeline system that serves refineries in the Salt Lake City area  75% joint venture interest in UNEV Pipeline, LLC – a 400-mile refined products pipeline system connecting Salt Lake area refiners to the Las Vegas product markets.

Definitions 22 BPD: Barrels per day DISTRIBUTABLE CASH FLOW: Distributable cash flow (DCF) is not a calculation based upon GAAP. However, the amounts included in the calculation are derived from amounts separately presented in our consolidated financial statements, with the exception of excess cash flows over earnings of SLC Pipeline, maintenance capital expenditures and distributable cash flow from discontinued operations. Distributable cash flow should not be considered in isolation or as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. Distributable cash flow is not necessarily comparable to similarly titled measures of other companies. Distributable cash flow is presented here because it is a widely accepted financial indicator used by investors to compare partnership performance. We believe that this measure provides investors an enhanced perspective of the operating performance of our assets and the cash our business is generating. Our historical distributable cash flow is reconciled to net income in footnote 4 to the table in "Item 6. Selected Financial Data" of HEP's 2013 10-K. EBITDA: Earnings before interest, taxes, depreciation and amortization which is calculated as net income plus (i) interest expense net of interest income and (ii) depreciation and amortization. EBITDA is not a calculation based upon U.S. generally accepted accounting principles (“U.S. GAAP”). However, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income, as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for compliance with financial covenants. Our historical EBITDA is reconciled to net income in footnote 4 to the table in “Item 6. Selected Financial Data” of HEP’s 2013 10-K. STEADY STATE EBITDA: EBITDA as defined above calculated on the basis of our projection of normal pipeline and terminal volumes from our customers, applicable tariffs and fees, and normal expense levels, and assuming no material unplanned shutdowns or unavailable capacity.